Exhibit 10.20

EXTENSION AGREEMENT AND AMENDMENT NO. 1 TO CREDIT AGREEMENT

This EXTENSION AGREEMENT AND AMENDMENT NO. 1 TO CREDIT AGREEMENT (this “Amendment”), dated effective as of December 9, 2013 (the “Effective Time”), is by and among Diamond Offshore Drilling, Inc., a Delaware corporation (the “Borrower”), the Lenders party hereto, and Wells Fargo Bank, National Association, as an issuing bank, as swing line lender, and as administrative agent for the Lenders (in such capacity, the “Administrative Agent”).

WHEREAS, the Borrower, the lenders from time to time party thereto (the “Lenders”), and the Administrative Agent are parties to the Credit Agreement dated as of September 28, 2012 (as it may be amended, supplemented or modified from to time to time, the “Credit Agreement”, the capitalized terms of which are used herein as therein defined unless otherwise defined herein);

WHEREAS, the Borrower has requested, and the Administrative Agent and the Required Lenders have agreed, to make certain amendments to the Credit Agreement, each as provided for herein. Furthermore, certain of the Lenders have severally agreed to extend their respective Commitments on the terms and conditions set forth herein.

NOW, THEREFORE, in consideration of the premises and the mutual covenants, representations and warranties contained herein, and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto hereby agree as follows:

Section 1.     Amendments.

(a)     Section 1.01 of the Credit Agreement is hereby amended by adding the following new defined terms in their appropriate alphabetical order:

“Declining Lender” has the meaning set forth in Section 2.22(b).

“Extending Lender” has the meaning set forth in Section 2.22(b).

“Extension Effective Date” has the meaning set forth in Section 2.22(c).

“First Amendment” means that certain Extension Agreement and Amendment No. 1 to Credit Agreement dated as of December 9, 2013 among the Borrower, the Lenders party thereto, and the Administrative Agent.

“First Amendment Effective Date” means December 9, 2013.

“Replacement Lender” has the meaning set forth in Section 2.19(b).

(b)    Section 1.01 of the Credit Agreement is hereby amended by restating the following definitions in their entirety as follows:

“Commitment” means, with respect to each Lender, the commitment of such Lender to make Revolving Loans and to acquire participations in Letters of Credit and Swingline Loans hereunder, expressed as an amount representing the maximum aggregate amount of such Lender’s Credit Exposure hereunder, as such commitment may be (a) increased from time to time pursuant to Section 2.02, (b) reduced or terminated from time to time pursuant to Section 2.08 or Section 2.19, (c) increased and/or extended from time to time pursuant to Section 2.22 and (d) reduced or increased from time to time pursuant to assignments by or to such Lender pursuant to Section 9.04. The amount of each Lender’s Commitment as of the First Amendment Effective Date is set forth on Schedule 2.01.

“Lenders” means the Persons listed on Schedule 2.01 and any other Person that shall have become a party hereto pursuant to Section 2.02, Section 2.22 or pursuant to an Assignment and Assumption, other than any such Person that ceases to be a party hereto pursuant to an Assignment and Assumption. Unless the context otherwise requires, the term “Lenders” includes the Swingline Lender.

“Maturity Date” means the fifth anniversary of the Effective Date, as such date may be extended by the relevant Lenders pursuant to Section 2.22.

(c)    Section 2.02(b) of the Credit Agreement is hereby amended by adding the following new sentence at the end of such Section 2.02(b):

If the Maturity Date has been extended for any Lender(s) pursuant to Section 2.22, the Notice of Commitment Increase shall also specify the Maturity Date applicable to the additional Commitment of each CI Lender and Increasing Lender, as the case may be, which Maturity Date shall be (x) in the case of a CI Lender, a date on which Commitments of at least one existing Lender currently expire and (y) in the case of an Increasing Lender, the Maturity Date applicable to such Increasing Lender’s Commitments in effect prior to such Commitment Increase.

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(d)    Section 2.19(b) of the Credit Agreement is hereby amended by adding the following clause (vi) in numerical order and changing the existing clause (vi) to be clause (vii):

(vi)     any Lender is a Declining Lender (including, for the avoidance of doubt, any Lender that does not extend the Maturity Date of any of its Commitments pursuant to the First Amendment, effective as of the First Amendment Effective Date),

(e)    Section 2.19(b) of the Credit Agreement is hereby amended by inserting “(such assignee being referred to as a “Replacement Lender”)” immediately following “(which assignee may be another Lender, if a Lender accepts such assignment)”.

(f)    Section 2.19(b) of the Credit Agreement is hereby amended by deleting the word “and” following the semicolon in clause (E), changing the period at the end of clause (F) to a semicolon followed by the word “and”, and adding the following as a new clause (G):

(G)     in the case of any assignment of a Declining Lender’s Commitments, the relevant Replacement Lender, after giving effect to such assignment, elects to extend its Commitment pursuant to Section 2.22 to a date which shall be the latest Maturity Date for any Commitments then in effect under this Agreement (after giving effect to the latest Extension Effective Date).

(g)     Section 2.19(b) of the Credit Agreement is hereby amended by adding the following new sentence at the end of such Section 2.19(b):

If the Maturity Date has been extended for any Lender(s) pursuant to Section 2.22, the assignment pursuant to this Section 2.19(b) shall specify the Maturity Date applicable to the Commitment of such Replacement Lender pursuant to this Section 2.19(b), which Maturity Date shall be the same as that for the Commitment of the Lender being replaced, unless such Lender is being replaced pursuant to Section 2.19(b)(vi), in which case such Maturity Date shall be the latest Maturity Date for any Commitments then in effect under this Agreement (after giving effect to the latest Extension Effective Date).

(h)     The Credit Agreement is hereby amended by adding the following as a new Section 2.22:

Section	2.22 Extension of Maturity Date.

(a)     Request for Extension. No earlier than 90 days prior and no later than 30 days prior to each anniversary of the Effective Date, upon notice to the Administrative Agent (which shall promptly, but in any event within three (3) Business Days after receipt of such notice, notify each Lender thereof), the Borrower may request an extension of the Maturity Date for an additional one-year period; provided that no more than two (2) of such one-year extensions shall be permitted hereunder (including the extension effectuated pursuant to the First Amendment). At the time of sending such notice, the Borrower (in consultation with the Administrative Agent) shall specify the time period within which each Lender is requested to respond (which shall in no event be less than ten (10) Business Days from the date of delivery of such notice to the Lenders).

(b)     Lender Elections to Extend; Payments to Declining Lenders. Each Lender that agrees in its sole discretion to extend its Commitment (an “Extending Lender”) shall notify the Administrative Agent within such specified time period of its agreement to extend its Commitment, which notice shall be irrevocable. The Commitment of any Lender that declines or fails to respond to the Borrower’s request for an extension of the Maturity Date within such specified time period (a “Declining Lender”) shall be terminated on the Maturity Date then in effect for such Lender (without regard to any extension by other Lenders) and on such date the aggregate Commitments of all Lenders shall be reduced by the total Commitments of all Declining Lenders expiring on such Maturity Date (without giving effect to the applicable extension request) except to the extent one or more lenders (including other Lenders) shall have agreed to assume such Commitments hereunder in accordance with Section 2.19(b). The Administrative Agent shall notify the Borrower and each Lender of the Lenders’ responses to each request made hereunder no later than three (3) Business Days after the expiration of the time period within which each Lender is requested to respond as set forth above. Subject to Section 2.22(c) below, the Borrower shall pay in full the unpaid principal amount of all Loans owing to each Declining Lender, together with all accrued and unpaid interest thereon and all fees accrued and unpaid under this Agreement that are due to such Declining Lender and all other amounts due to such Declining Lender under this Agreement, including any breakage fees or costs that are payable to such Declining Lender pursuant to Section 2.16, on such Maturity Date (without giving effect to the applicable extension request) or, in the case of the earlier replacement of such Declining Lender pursuant to Section 2.19(b), the requirements of Section 2.19(b) shall be satisfied with respect to such Declining Lender.

(c)     Effective Date and Allocations. If the Maturity Date is extended in accordance with this Section 2.22, the Administrative Agent and the Borrower shall determine the effective date of such extension, which in no instance shall be earlier than the anniversary of the Effective Date immediately following the Borrower’s most recent extension request pursuant to clause (a) above

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or later than the Maturity Date applicable prior to giving effect to such extension (the “Extension Effective Date”), and upon such effectiveness (i) the Administrative Agent shall record in the register any Replacement Lender’s information as provided pursuant to an Administrative Questionnaire that shall be executed and delivered by such Replacement Lender to the Administrative Agent on or before such Extension Effective Date, (ii) the Administrative Agent shall amend and restate Schedule 2.01 hereof (without any further action required of the Lenders) to set forth all Lenders (including any Replacement Lenders) that will be Lenders hereunder after giving effect to such extension and the Administrative Agent shall distribute to each Lender (including each Replacement Lender) a copy of such amended and restated Schedule 2.01, (iii) each Replacement Lender that complies with the provisions of this Section 2.22 shall be a “Lender” for all purposes under this Agreement, (iv) all calculations and payments of interest on the Loans shall take into account the actual Commitments of each Lender and the principal amount outstanding of each Loan made by such Lender during the relevant period of time, and (v) each Lender’s share of the LC Exposure on such date shall automatically be deemed to equal such Lender’s Applicable Percentage of the LC Exposure (such Applicable Percentage for such Lender to be determined as of such Extension Effective Date in accordance with its Commitment on such date as a percentage of the Aggregate Commitment on such date) without further action by any party.

(d)     Representations and Warranties; No Default. Each extension shall be deemed to constitute a representation and warranty by the Borrower on the applicable Extension Effective Date that, at the time of and immediately after giving effect to such extension, (i) the representations and warranties of the Borrower set forth in this Agreement are true and correct in all material respects (except that such materiality qualifier shall not be applicable to the extent that any representations and warranties already are qualified or modified by materiality in the text thereof) on and as of such Extension Effective Date, except to the extent any such representations and warranties are expressly limited to an earlier date, in which case, on and as of such Extension Effective Date, such representations and warranties shall continue to be true and correct in all material respects (except that such materiality qualifier shall not be applicable to the extent that any representations and warranties already are qualified or modified by materiality in the text thereof) as of such specified earlier date, and (ii) no Event of Default shall have occurred and be continuing.

(e)     Extension; Conditions to Effectiveness. If, but only if, Extending Lenders and Replacement Lenders have agreed to provide Commitments in an aggregate amount greater than 50% of the aggregate amount of the Commitments outstanding immediately prior to the Extension Effective Date, the Maturity Date of such Extending Lenders and Replacement Lenders shall be extended by one year; provided that the Commitment of each Extending Lender and each Replacement Lender shall be on the same terms and conditions as the Commitment of each other Extending Lender and Replacement Lender. In addition, as a condition precedent to such extension, the Administrative Agent shall have received (i) a certificate of a Responsible Officer of the Borrower dated as of the applicable Extension Effective Date (A) certifying and attaching the resolutions adopted by the Borrower approving such extension, and (B) certifying that the conditions of this Section 2.22 with respect to such extension have been satisfied, and (ii) such other documents reasonably requested by the Administrative Agent in connection therewith.

(i)     Section 9.02(a)(iv) of the Credit Agreement is hereby amended by replacing the reference to “Section 2.18(b)” with “Section 2.18(c)”.

(j)    Schedule 2.01 to the Credit Agreement is hereby replaced in its entirety with Schedule 2.01 attached hereto.

Section 2.    Consent to Extension of Maturity Date. Upon the effectiveness of this Amendment pursuant to Section 3 below, the Maturity Date of the Commitments of the Lenders who have severally agreed to extend their respective Commitments (each, an “Initial Extending Lender” and collectively, the “Initial Extending Lenders”) is hereby extended to the sixth (6th) anniversary of the Effective Date as set forth on Schedule 2.01 to the Credit Agreement, as amended by this Amendment. The Maturity Date with respect to the Commitments of each other Lender, if any, shall remain unchanged (i.e., shall remain the fifth (5th) anniversary of the Effective Date), as set forth on Schedule 2.01 to the Credit Agreement, as amended by this Amendment. The extension of the Maturity Date at the Effective Time as set forth in this Section 2 shall be deemed to constitute the first exercise of the Borrower’s right to request an extension pursuant to Section 2.22 of the Credit Agreement, as amended by this Amendment. The requirements of Section 2.22 of the Credit Agreement, as amended by this Amendment, with respect to notices and timing are hereby waived by all parties hereto with respect to the extension described in this Section 2.

Section 3.    Conditions Precedent. This Amendment shall become effective as of the Effective Time upon the satisfaction of the following conditions precedent:

(a)    Documentation. The Administrative Agent shall have received the following, each dated on or before the Effective Time, duly executed by all the parties thereto, each in form and substance reasonably satisfactory to the Administrative Agent:

(1)    counterparts of this Amendment duly executed by the Borrower, the Required Lenders and the Administrative Agent;

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(2)    a certificate from a Responsible Officer of the Borrower dated as of the Effective Time hereof stating that, both before and after giving effect to this Amendment and the extension of the Commitments pursuant to this Amendment (i) all representations and warranties of the Borrower set forth in the Credit Agreement are true and correct in all material respects (except that such materiality qualifier shall not be applicable to the extent that any representations and warranties already are qualified or modified by materiality in the text thereof) on and as of the Effective Time, except to the extent any such representations and warranties are expressly limited to an earlier date, in which case, on and as of the Effective Time, such representations and warranties shall continue to be true and correct in all material respects (except that such materiality qualifier shall not be applicable to the extent that any representations and warranties already are qualified or modified by materiality in the text thereof) as of such specified earlier date, and (ii) no Event of Default shall have occurred and be continuing;

(3)    a secretary’s certificate of the Borrower dated the Effective Time and certifying (i) that that there have been no changes to the organizational documents of the Borrower since the Effective Date or attaching such amendments, (ii) that attached thereto is a true and complete copy of resolutions duly adopted by the Board of Directors of the Borrower authorizing the execution and delivery of this Amendment and the Loan Documents executed in connection herewith, if any, the performance of the Credit Agreement as amended hereby and the other Loan Documents and the extension of the Commitments pursuant hereto, and that such resolutions have not been modified, rescinded or amended and are in full force and effect, and (iii) as to the incumbency and specimen signature of each officer of the Borrower executing this Amendment, any Loan Document delivered in connection herewith, if any, or any other document delivered in connection herewith on behalf of the Borrower;

(4)    such documents and certificates as the Administrative Agent or its counsel may reasonably request relating to the organization, existence and good standing of the Borrower;

(5)    a legal opinion of Duane Morris LLP, counsel for the Borrower, in form and substance reasonably acceptable to the Administrative Agent; and

(6)     such other documents and governmental certificates as the Lender Parties may reasonably request.

(b)    Extended Commitments. The aggregate Commitments being extended on the Effective Time pursuant to this Amendment must be (giving effect to the agreements of the Initial Extending Lenders hereunder) at least $375,000,000.

(c)    Payment of Fees and Expenses. On the Effective Time, the Borrower shall have paid the fees required to be paid to the Administrative Agent on the Effective Time, including, without limitation, an extension fee for the account of each Initial Extending Lender equal to 4.0 basis points on the amount of such Initial Extending Lender’s Commitment being extended pursuant hereto and all other costs and expenses which are payable pursuant to Section 9.03 of the Credit Agreement.

Section 4.    Representations and Warranties. The Borrower represents and warrants to the Administrative Agent that the representations and warranties set forth in Article III of the Credit Agreement are true and correct on the Effective Time as if made on and as of the Effective Time, except to the extent any such representations and warranties are expressly limited to an earlier date, in which case they are true and correct as of such earlier date, and as if each reference in said Article III to “this Agreement” or “the Loan Documents” included reference to this Amendment.

Section 5.    Miscellaneous. THIS AMENDMENT SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAW OF THE STATE OF NEW YORK. Except as herein provided, the Credit Agreement shall remain unchanged and in full force and effect. Upon the effectiveness of this Amendment, each reference in the Credit Agreement to “this Agreement,” “hereunder” or words of like import shall mean and be a reference to the Credit Agreement, as affected and amended by this Amendment. This Amendment may be executed in any number of counterparts, all of which taken together shall constitute one and the same amendatory instrument and any of the parties hereto may execute this Amendment by signing any such counterpart. Transmission by facsimile or electronic transmission (e.g., PDF) of an executed counterpart of this Amendment shall be deemed to constitute due and sufficient delivery of such counterpart.

[Signature Pages Follow]

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IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be duly executed and delivered by their respective duly authorized officers as of the Effective Time.

BORROWER :

DIAMOND OFFSHORE DRILLING, INC.

By:	/s/ Scott Kornblau
Scott Kornblau
Treasurer

Signature Page to Extension Agreement and Amendment No. 1 to Credit Agreement

Diamond Offshore Drilling, Inc.

LENDER PARTIES:

WELLS FARGO BANK, NATIONAL ASSOCIATION,
as Administrative Agent, Swingline Lender, an Issuing Bank, a Lender and an Initial Extending Lender

By:	/s/ T. Alan Smith

Name:	T. Alan Smith
Title:	Managing Director

Signature Page to Extension Agreement and Amendment No. 1 to Credit Agreement

Diamond Offshore Drilling, Inc.

JPMORGAN CHASE BANK, N.A.,
as an Issuing Bank, a Lender and an Initial Extending Lender

By:	/s/ Robert Traband

Name:	Robert Traband
Title:	Managing Director

Signature Page to Extension Agreement and Amendment No. 1 to Credit Agreement

Diamond Offshore Drilling, Inc.

HSBC BANK USA, NATIONAL ASSOCIATION,
as an Issuing Bank, a Lender and an Initial Extending Lender

By:	/s/ Steven Smith

Name:	Steven Smith
Title:	Director #20290

Signature Page to Extension Agreement and Amendment No. 1 to Credit Agreement

Diamond Offshore Drilling, Inc.

BANK OF CHINA, NEW YORK BRANCH,
as an Issuing Bank, a Lender and an Initial Extending Lender

By:	/s/ Haifeng Xu

Name:	Haifeng Xu
Title:	Executive Vice President

Signature Page to Extension Agreement and Amendment No. 1 to Credit Agreement

Diamond Offshore Drilling, Inc.

CITIBANK, N.A.,
as a Lender and an Initial Extending Lender

By:	/s/ Jim Reilly

Name:	Jim Reilly
Title:	Managing Director

Signature Page to Extension Agreement and Amendment No. 1 to Credit Agreement

Diamond Offshore Drilling, Inc.

SUNTRUST BANK,
as a Lender and an Initial Extending Lender

By:	/s/ Shannon Juhan

Name:	Shannon Juhan
Title:	Vice President

Signature Page to Extension Agreement and Amendment No. 1 to Credit Agreement

Diamond Offshore Drilling, Inc.

PNC BANK, NATIONAL ASSOCIATION,
as a Lender and an Initial Extending Lender

By:	/s/ John Berry

Name:	John Berry
Title:	Vice President

Signature Page to Extension Agreement and Amendment No. 1 to Credit Agreement

Diamond Offshore Drilling, Inc.

GOLDMAN SACHS BANK USA,
as a Lender and an Initial Extending Lender

By:	/s/ Mark Walton

Name:	Mark Walton
Title:	Authorized Signatory

Signature Page to Extension Agreement and Amendment No. 1 to Credit Agreement

Diamond Offshore Drilling, Inc.

THE BANK OF NEW YORK MELLON,
as a Lender and an Initial Extending Lender

By:	/s/ Hussam S. Alsahlani

Name:	Hussam S. Alsahlani
Title:	Vice President

Signature Page to Extension Agreement and Amendment No. 1 to Credit Agreement

Diamond Offshore Drilling, Inc.

ROYAL BANK OF CANADA,
as a Lender and an Initial Extending Lender

By:	/s/ Jay T. Sartain

Name:	Jay T. Sartain
Title:	Authorized Signatory

Signature Page to Extension Agreement and Amendment No. 1 to Credit Agreement

Diamond Offshore Drilling, Inc.

SCHEDULE 2.01

LENDER	NON-EXTENDED COMMITMENT	EXTENDED COMMITMENT	AGGREGATE COMMITMENT
Wells Fargo Bank, National Association	$0	$95,000,000.00	$95,000,000.00
JPMorgan Chase Bank, N.A.	$0	$95,000,000.00	$95,000,000.00
HSBC Bank USA, National Association	$0	$95,000,000.00	$95,000,000.00
Bank of China, New York Branch	$0	$95,000,000.00	$95,000,000.00
Citibank, N.A.	$0	$95,000,000.00	$95,000,000.00
SunTrust Bank	$0	$95,000,000.00	$95,000,000.00
PNC Bank, National Association	$0	$60,000,000.00	$60,000,000.00
Goldman Sachs Bank USA	$0	$40,000,000.00	$40,000,000.00
The Bank of New York Mellon	$0	$40,000,000.00	$40,000,000.00
Royal Bank of Canada	$0	$40,000,000.00	$40,000,000.00

Total	$0	$750,000,000	$750,000,000

Schedule 2.01 to Credit Agreement

Diamond Offshore Drilling, Inc.